NSAR ITEM 77O

                           VKAC Growth and Income Fund
                               10f-3 Transactions

UNDERWRITING #   UNDERWRITING               PURCHASED FROM

     1   Microsoft Corporation              Goldman, Sachs
     2   BA Merchant Services               Goldman, Sachs
     3   Washington Mutual, Inc.            Merrill Lynch
     4   Vail Resorts, Inc.                 Bear Stearns
     5   Vail Resorts, Inc.                 Salomon Brothers
     6   National Financial Services Inc.   First Boston
     7   Provident Companies, Inc.          Salomon Brothers
     8   Hartford Life, Inc.                Goldman Sachs
     9   Electricidade de Portugal          Goldman Sachs
    10   First Union Corporation            Santander Invest.
                                            Securities
    11   First Union Corporation            UBS Securities
    12   Nextlink Communications, Inc.      Salomon Brothers

                   AMOUNT OF SHARES      % OF UNDERWRITING  DATE OF PURCHASE
                      PURCHASED
     1                 58,000                     0.52912/17/96
     2                  2,300                     0.01612/18/97
     3                 28,900                     0.19801/22/97
     4                 35,900                     0.29702/03/97
     5                  2,100                     0.01702/03/97
     6                 39,600                     0.19303/05/97
     7                 42,200                     0.71305/05/97
     8                 37,800                     0.13505/21/97
     9                 25,800                     0.03206/16/97
    10                 16,400                     0.03109/18/97


    11                 19,300                     0.03709/18/97
    12                 17,000                     0.12909/26/97


Other Firms participating in Underwriting:

Underwriting for #1
-------------------
Deutsche Morgan Grenfell
Goldman, Sachs & Co.
Salomon Brothers Inc.
Smith Barney Inc.
Alex, Brown & Sons Incorporated
Morgan Stanley & Co. Incorporated
Allen & Company Incorporated
BT Securities Corporation
Bear, Stearns & Co., Inc.
Cowen & Company
Dain Bosworth Incorporated
Dean Witter Reynolds Inc.
Dillon, Read & Co., Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Furman Selz LLC
Edward D. Jones & Co., L.P.
Montgomery Securities
PaineWebber Incorporated
Piper Jaffray Inc.
Prudential Securities Incorporated
Ragen MacKenzie Incorporated
Robertson, Stephens & Company LLC
SoundView Financial Group, Inc.

Underwriting for #2
-------------------
Goldman, Sachs & Co.
Montgomery Securities
Salomon Brothers Inc.
Robert W. Baird & Co., Incorporated
Sanford C. Bernstein & Co., Inc.
Alex, Brown & Sons Incorporated
Chase Securities Inc.
Cowen & Company
Dain Bosworth Incorporated
Dean Witter Reynolds Inc.
A.G. Edwards & Sons, Inc.
Furman Selz LLC

Underwriting for #2 (con't)
---------------------------
Gerard Klauer Mattison & Co., LLC
Janney Montgomery Scott Inc.
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker Incorporated
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
Robertson, Stephens & Company LLC
Wasserstein Perella Securities, Inc.
Wheat First Butcher Singer

Underwriting for #3
-------------------
Merrill Lynch & Co.
Friedman, Billings, Ramsey & Co., Inc.
Bear, Stearns & Co., Inc.
Alex, Brown & Sons Incorporated
Credit Suisse First Boston Corporation
Dean Witter Reynolds Inc.
A.G. Edwards & Sons, Inc.
Keefe, Bruyette & Woods, Inc.
Lehman Brothers Inc.
Montgomery Securities
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Incorporated
Paine Webber Incorporated
Ragen MacKenzie Incorporated
Smith Barney Inc.
UBS Securities LLC
Wasserstein Perella Securities, Inc.
Sanford C. Bernstein & Co., Inc.
Dain Bosworth Incorporated
D.A. Davidson & Co.
Fox-Pitt, Kelton Inc.
Hoefer & Arnett Incorporated
Jenson Securities Co.
Legg Mason Wood Walker, Incorporated
Ormes Capital Markets, Inc.
Pacific Crest Securities
Piper Jaffray Inc.
Rodman & Renshaw, Inc.

Underwriting for #3 (con't)
---------------------------
Ryan, Beck & Co.
Sandler O'Neill & Partners L.P.
The Seidler Companies Incorporated
Southeast Research Partners, Inc.
Sutro & Co. Incorporated
Utendahl Capital Partners, L.P.

Underwriting for #4 & 5
-----------------------

Bear, Stearns & Co., Inc.
Furman Selz
Goldman, Sachs & Co.
Salomon Brothers Inc.
Schroder Wertheim & Co.
Smith Barney Inc.
Alex, Brown & Sons Incorporated
BT Securities Corporated
Cowen & Company
Dean Witter Reynolds Inc.
Dillon, Read & Co., Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Hambrecht & Quist LLC
Lazard Freres & Co. LLC
Lehman Brothers, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Montgomery Securities
Morgan Stanley & Co. Incorporated
Oppenheimer & Co., Inc.
Wasserstein Perella Securities, Inc.
Allen & Company Incorporated
Blaylock & Partners, L.P.
Brean Murray & Co., Inc.
Dain Bosworth Incorporated
Doft & Co., Inc.
Gerard Klauer Mattison & Co., LLC
Hanifen, Imhoff, Inc.
Janco Partners, Inc.
Jefferies & Company
Josephthal Lyon & Ross Incorporated

Underwriting for #4 & 5 (con't)
-------------------------------
Ladenburg, Thalmann & Co. Inc.
Legg Mason Wood Walker, Incorporated
Ormes Capital Markets, Inc.
Piper Jaffray Inc.
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.
Sands Brothers & Co., Ltd.
Sutro & Co. Incorporated
Tucker Anthony Incorporated

Underwriting for #6
-------------------
Credit Suisse First Boston
Morgan Stanley & Co., Incorporated
Merrill Lynch, Peirce, Fenner & Smith Incorporated
Bear, Stearns & Co., Inc.
Alex, Brown & Sons Incorporated
Dean Witter Reynolds, Inc.
Deutsche Morgan Grenfell Inc.
Dillon, Read & Co., Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
Invemed Associates, Inc.
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
Oppenheimer & Co., Inc.
Paine Webber Incorporated
Salomon Brothers Inc.
Schroder Wertheim & Co., Incorporated
Smith Barney Inc.
Wasserstein Perella Securities, Inc.
Conning & Company
Advest, Inc.
M.R. Beal & Company
Sanford C. Bernstein & Co., Inc.
Blaylock & Partners, L.P.
Dain Bosworth Incorporated
Doley Securities, Inc.
Dowling & Partners Securities, LLC

Underwriting for #6 (con't)
---------------------------
Everen Securities, Inc.
Fox-Pitt, Kelton Inc.
Furman Selz LLC
Janney Montgomery Scott Inc.
Ladenburg, Thalmann & Co. Inc.
WR Lazard, Laidlaw Inc.
McDonald & Company Securities, Inc.
Neuberger & Berman LLC
The Ohio Company
Ormes Capital Markets, Inc.
Paulsen Securities
Ragen MacKenzie Incorporated
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.
Sands, Brothers & Co., Ltd.
Stephens Inc.
Trilon International Inc.
Utendahl Capital Partners, L.P.

Underwriting for #7
-------------------

Morgan Stanley & Co. Incorporated
Salomon Brothers Inc.
Advest, Inc.
Sanford C. Bernstein & Co., Inc.
J.C. Bradford & Co.
Donaldson, Lufkin, Jenrette Securities Corporation
A.G. Edwards & Sons, Inc.
Fox-Pitt, Kelton Inc.
Moors & Cabot, Inc.
The Robinson-Humphrey Company, Inc.
Wasserstein Perella Securities, Inc.

Underwriting for #8
-------------------

Goldman, Sachs & Co.
Dean Witter Reynolds, Inc.
Merrill Lynch & Co.
Morgan Stanley & Co., Incorporated

Underwriting for #8 (con't)
---------------------------
Smith Barney Inc.
J.C. Bradford & Co.
Credit Suisse First Boston Corporation
A.G. Edwards & Sons, Inc.
Interstate/Johnson Lane Corporation
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker, Incorporated
Piper Jaffray Inc.
Principal Financial Securities, Inc.
Prudential Securities Incorporated
Sutro & Co., Incorporated
Wheat, First Securities, Inc.
Lehman Brothers Inc.
Paine Webber Incorporated
Conning & Company
Advest, Inc.
Sanford C. Bernstein & Co., Inc.
Dain Bosworth Incorporated
Dowling & Partners Securities, LLC
Fox-Pitt, Kelton Inc.
Janney Montgomery Scott Inc.
Neuberger & Berman LLC
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.
Stephens Inc.

Underwriting for #9
-------------------

Goldman Sachs & Co.
ABN AMRO Chicago Corporation
Lehman Brothers, Inc.
Merrill Lynch & Co.
A.G. Edwards & Sons, Inc.
Morgan Stanley & Co., Incorporated
Prudential Securities Incorporated
Advest, Inc.
Dain Bosworth Incorporated
Edward D. Jones & Co., L.P.
McDonald & Company Securities, Inc.

Underwriting for #9 (con't)
---------------------------
Nesbitt Burns Securities Inc.
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Sutro & Co. Incorporated

Underwriting for #10 & 11
-------------------------
Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
Santander Investment Securities Inc.
UBS Securities LLC
Wheat, First Securities, Inc.
Bear, Stearns & Co. Inc.
Sanford C. Bernstein & Co., Inc.
BT Alex. Brown Incorporated
Credit Suisse First Boston Corporation
A.G. Edwards & Sons, Inc.
Friedman, Billings, Ramsey & Co., Inc.
Interstate/Johnson Lane Corporation
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker, Incorporated
Lehman Brothers Inc.
Merrill Lynch, Incorporated
Montgomery Securities
J.P. Morgan Securities Inc.
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.
SBC Warburg Dillon Read Inc.
Scott & Stringfellow, Inc.
Smith Barney Inc.

Underwriting for #12
--------------------
Salomon Brothers Inc.
Merrill Lynch Incorporated
Bear, Stearns & Co., Inc.
Lazard Freres & Co., LLC
BT Alex Brown Incorporated
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Lehman Brothers Inc.

Underwriting for #12 (con't)
----------------------------
Montgomery Securities
Morgan Stanley & Co., Incorporated
Smith Barney Inc.
TD Securities Inc.
UBS Securities LLC
Dain Bosworth Incorporated
Everen Securities, Inc.
Furman Selz LLC
McDonald & Company Securities, Inc.
Morgan Keegan, & Company, Inc.
Sutro & Co. Incorporated
Wheat First Butcher Singer
George K. Baum & Company
Hanifen, Imhoff Inc.
Pennsylvania Merchant Group Ltd
Ragen MacKenzie Incorporated